SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  December 4, 2002


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On  December 4, 2002,  Life Partners Holdings, Inc.  issued a press release
announcing third quarter revenues.   The press release is filed as an exhibit to
this  current  report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  December  4,  2002            By:
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated December 4, 2002

Exhibit 99.1


  LIFE PARTNERS HOLDINGS, INC. REPORTS THIRD QUARTER AND NINE MONTHS REVENUES


(Waco, TX December 5, 2002) Life Partners Holdings, Inc. (OTC\BB: LPHI) said today that revenues for its third quarter and nine months were up 206.67% and 191% respectively compared to the same period last year. The company said revenues for the third quarter and nine months ended November 30th, 2002 were $3,775,769 compared to $1,231,197 last year. For the nine months revenues were $8,531,936 compared to $2,931,732 last year. Management attributed higher revenues primarily to changes in investor preferences favoring investment alternatives that are not dependent upon economic cycles. The company said it expects continued growth in revenues and earnings. Earnings for the third fiscal quarter and nine months ending November 30th, 2002 will be reported as soon as they are available.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

                                  ************

                        For further information contact:

                  Dana Yarbrough/Life Partners Holdings, Inc.
                                 1-800-368-5569